EXHIBIT (j)(1)

                               CONSENT OF COUNSEL

     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 37 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.


                                        /s/ Ropes & Gray LLP
                                        ----------------------------------------
                                        Ropes & Gray LLP


Washington, D.C.
December 30, 2005